THIRD AMENDMENT TO EMPLOYMENT AGREEMENT THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), dated as of May 4, 2026, is entered into by Driven Brands Shared Services LLC, a Delaware limited liability company (the “Company”), and Scott O’Melia, in his individual capacity (“Executive”), and amends the Employment Agreement between the Company and Executive dated April 23, 2020 (as amended by those certain Amendments to Employment Agreement dated November 1, 2020; and March 2, 2023, (collectively, the “Employment Agreement”). BACKGROUND The parties wish to amend the Employment Agreement as set forth in this Amendment. Except as specifically modified in this Amendment, the Employment Agreement will continue in full force and effect in accordance with its terms. The Company and Executive agree as follows: SECTION 1. Term. The Term of the Employment Agreement is hereby extended until May 4, 2027 and thereafter shall automatically renew for consecutive twelve (12) month terms (each such period a “Term”) unless either party provides written notice of non-renewal to other at least thirty (30) days prior to the end of the then current Term. SECTION 2. Base Salary. All references to “Base Salary” shall mean the base salary then in effect, which as of the date of this Amendment is $600,000. SECTION 3. Target Bonus. The second sentence of Section 3(c) of the Employment Agreement shall be deleted in its entirety and replaced with: “The target bonus is 100% of Base Salary in any year, subject to achievement of such performance goals in the Bonus Plan”. SECTION 4. Continuation of the Employment Agreement. The Employment Agreement will continue in full force and effect in accordance with its terms, except as modified by this Amendment. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Employment Agreement. SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original as against any party whose signature appears thereon, and all of which will together constitute one and the same instrument. This Amendment will become binding when one or more counterparts of this Amendment, individually or taken together, bear the signature of all of the parties reflected hereon as the signatories. [Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above. DRIVEN BRANDS SHARED SERVICES LLC By: ______________________ Name: Daniel Rivera Title: President and CEO By: __________________________ Scott O’Melia [Signature Page to Third Amendment to Employment Agreement]